UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

Mesa Air Group, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

410 North 44th Street, Suite 700, Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 685-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.  Entry into a Material Definitive Agreement.

On March 26, 2020, Mesa Air Group, Inc. (“Mesa” or the “Company”) and General Electric Company (“GE”), acting through its GE-Aviation business unit, entered into (a) Amended and Restated Letter Agreement No. 13-1 (“Letter Agreement No. 13-1”), which amends and restates Letter Agreement No. 13 entered into by the parties effective December 11, 2019, and (b) Amended and Restated Letter Agreement No. 12-1 (“Letter Agreement No. 12-1” and together with Letter Agreement No. 13-1, the “Amended and Restated Letter Agreements”), which amends and restates Letter Agreement No. 12 entered into by the parties effective October 22, 2019.  The Amended and Restated Letter Agreements each provide that they are effective March 20, 2020.

Under Letter Agreement No. 13-1, Mesa has agreed to purchase and take delivery of 20 new spare CF34-8C5 engines.  Delivery of the new spare engines will commence in April 2021, with the final spare engine being delivered in December 2021.  The parties had previously agreed to commence delivery of the new spare engines in August 2020.  The payment terms for the new spare engines were also amended, with payments to now be made in four (4) separate tranches commencing in October and December 2020 and February and March 2021.

Under Letter Agreement No. 12-1, Mesa has agreed to purchase and take delivery of two (2) new spare CF34-8C5 engines by no later than March 31, 2020.  The parties agreed that progress payments previously made by Mesa constitute full payment for these engines.  The Company does not consider this Letter Agreement to be a material definitive agreement, as defined by the rules and regulations of the Securities and Exchange Commission, but has elected to voluntarily file such Letter Agreement along with the filing of Letter Agreement No. 13-1.

The foregoing description of the Amended and Restated Letter Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Letter Agreements, filed as exhibits to this Current Report on Form 8-K, subject to a request for confidential treatment with respect to certain portions of each such document.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Letter Agreement No. 13-1, dated March 26, 2020.
10.2*	Letter Agreement No. 12-1, dated March 26, 2020.

* Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Air Group, Inc.

Date: March 31, 2020	By: /s/ Brian S. Gillman
Brian S. Gillman
Executive Vice President and General Counsel